Important Notice Regarding Change in ETF Name,

Index Name and Related Matters

SPDR® Series Trust

Supplement Dated May 29, 2018 to the Prospectus and

the Statement of Additional Information (“SAI”)

Dated October 31, 2017, as supplemented

SPDR® Citi International Government Inflation-Protected Bond ETF

(the “Fund”)

On August 31, 2017, the London Stock Exchange Group plc, the parent company of FTSE Russell, completed the acquisition of the Citi Fixed Income Indices, including the Citi International Inflation-Linked Securities Select Index, the Fund’s benchmark index. In connection with the acquisition, the London Stock Exchange Group plc plans to implement a rebranding of the Index, effective May 31, 2018. As a result, effective May 31, 2018:

1.	All references to the Fund’s name, benchmark index and index provider in the Prospectus and SAI are deleted and replaced as follows:

Current			New
ETF Name	Benchmark Index	Index Provider	ETF Name	Benchmark Index	Index Provider
SPDR Citi International Government Inflation- Protected Bond ETF	Citi International Inflation-Linked Securities Select Index	Citigroup Index LLC	SPDR FTSE International Government Inflation-Protected Bond ETF	FTSE International Inflation-Linked Securities Select Index	FTSE Russell

2.	The Citigroup Index license and disclaimer discussion beginning on page 176 of the Prospectus is deleted and replaced with the following:

FTSE RUSSELL INDEX. The SPDR FTSE International Government Inflation-Protected Bond ETF has been developed solely by State Street Global Advisors and its affiliates. “FTSE®” is a trademark of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) companies and may be used by any other LSE Group company under license. All rights in the FTSE International Inflation-Linked Securities Select Index (the “FTSE Index”) or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the FTSE Index or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPWIP2018